Value Driven: Time and Again John W. Rowe Chairman, President & Chief Executive Officer

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon Corporation's 2005 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd- Note 17, PECO-Note 15 and Generation-Note 17; (2) Exelon Corporation's Third Quarter 2006 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Today's Agenda 8:00 a.m. - 8:45 a.m. John Rowe - Welcome and Strategic Overview 8:45 a.m. - 9:30 a.m. Jack Skolds - Operations Update 9:30 a.m. - 9:45 a.m. Ian McLean - Power Marketing Update 9:45 a.m. - 10:15 a.m. Break 10:15 a.m. - 10:45 a.m. Barry Mitchell - ComEd Update 10:45 a.m. - 11:00 a.m. Lisa Crutchfield - PECO Regulatory Update 11:00 a.m. - 11:30 a.m. John Young - Financial Overview 11:30 a.m. - 12:00 p.m. John Rowe - Wrap-up and Q&A 12:00 p.m. - 1:00 p.m. Lunch and informal discussions

10/31/2000 11/30/2000 12/29/2000 1/31/2001 2/28/2001 3/30/2001 4/30/2001 5/31/2001 6/29/2001 7/31/2001 8/31/2001 9/28/2001 10/31/2001 11/30/2001 12/31/2001 1/31/2002 2/28/2002 3/29/2002 4/30/2002 5/31/2002 6/28/2002 7/31/2002 8/30/2002 9/30/2002 10/31/2002 11/29/2002 12/31/2002 1/31/2003 2/28/2003 3/31/2003 4/30/2003 5/30/2003 6/30/2003 7/31/2003 8/29/2003 9/30/2003 10/31/2003 11/28/2003 12/31/2003 1/30/2004 2/27/2004 3/31/2004 4/30/2004 5/31/2004 6/30/2004 7/30/2004 8/31/2004 9/30/2004 10/29/2004 11/30/2004 12/31/2004 1/31/2005 2/28/2005 3/31/2005 4/29/2005 5/31/2005 6/30/2005 7/29/2005 8/31/2005 9/30/2005 10/31/2005 11/30/2005 12/30/2005 1/31/2006 2/28/2006 3/31/2006 4/28/2006 5/31/2006 6/30/2006 7/31/2006 8/31/2006 9/29/2006 10/31/2006 11/30/2006 EXC 0 10.19 16.77 0.64 9.64 10.03 15.81 14.46 8.22 -4.64 -7.14 -24.15 -28.45 -23.41 -17.8 -15.46 -14.64 -8.25 -5.94 -6.58 -8.66 -14.34 -17.46 -16.26 -11.15 -10.75 -6.16 -9.43 -11.78 -9.52 -4.8 3.68 8.22 3.98 7.48 15.87 15.78 13.72 22.07 23.21 24.52 27.72 24.14 24.53 24.5 30.52 38.95 38.35 49.4 58.78 67.77 68.45 74.2 76.24 90.1 81.46 98.81 107.3 110.28 108.52 103.02 104.62 108.94 125.77 126.13 109.46 113.81 125.73 126.61 130.88 144.75 142.99 148.77 145.35 S&P 0 -7.88 -7.43 -4.14 -12.88 -18.39 -12.06 -11.47 -13.62 -14.47 -19.82 -26.3 -24.89 -19.13 -18.42 -19.61 -21.16 -18.2 -23.15 -23.72 -29.15 -34.67 -34.24 -41.38 -36.23 -32.48 -36.44 -38.1 -39.03 -38.44 -33.38 -29.87 -28.97 -27.72 -26.31 -27.09 -22.97 -22.3 -18.22 -16.72 -15.56 -16.84 -18.14 -17.02 -15.41 -18.21 -17.88 -16.99 -15.73 -12.32 -9.33 -11.54 -9.68 -11.28 -12.96 -10.2 -10.07 -6.73 -7.58 -6.83 -8.38 -4.92 -4.89 -2.37 -2.1 -0.89 0.44 -2.44 -2.31 -1.71 0.62 3.21 6.58 8.6 UTY 0 4.03 7.1 -5.13 0.96 1.24 4.91 6.27 -0.23 -3.6 -3.34 -11.95 -11.37 -11.68 -6.87 -8.63 -10.28 -2.64 -0.85 -6.24 -9.61 -21.17 -18.28 -26.47 -28.47 -27.63 -23.95 -26.96 -29.8 -26.69 -21.29 -12.93 -11.9 -17.24 -16.18 -12 -10.98 -10.87 -5.12 -3.17 -0.81 0.49 -3.34 -2.32 -1.21 0.58 4.83 5.9 11.73 16.01 19.58 22.21 24.95 26.66 31.39 30.29 37.94 40.84 42.46 48.92 39.42 40.4 41.31 44.4 45.61 38.64 41.03 43.94 47.14 54.02 58.59 55.97 64.43 67.58 S5ELUT 0 3.94 8.71 -3.5 3 4.82 10.08 10.3 2.31 -2.9 -3.04 -12.99 -11.7 -12.42 -9.51 -11.97 -14.76 -5.72 -4.16 -7.97 -11.82 -21.36 -19.19 -26.19 -28.26 -27.1 -23.15 -25.76 -27.78 -24.78 -20.69 -12.39 -11.1 -16.12 -15 -10.76 -10.21 -10.09 -4.7 -3.19 -0.62 0.73 -2.93 -1.42 0.16 2.09 6.27 6.99 13.83 17.97 20.54 22.33 23.67 24.95 29.91 32.43 39.54 43.04 44.21 48.28 40.88 40.78 41.77 45.93 47.52 40.42 41.19 43.75 46.44 53.41 58.9 57.54 67.95 S5UTIL 0 -1.14 8.15 -2.36 1.19 0.52 6.36 2.97 -5.23 -9.6 -12.05 -22.22 -22.49 -26.64 -24.73 -27.25 -30.63 -22.19 -23.64 -30.4 -35.33 -44.37 -42.29 -49.73 -50.65 -49.36 -47.3 -48.91 -51.34 -48.96 -44.54 -38.79 -38.09 -42.12 -41.03 -38.4 -37.75 -37.68 -33.51 -32.1 -30.78 -30.09 -32.66 -32.05 -31.01 -29.87 -27 -26.37 -22.78 -19.53 -17.41 -15.72 -13.91 -12.93 -10.21 -10.07 -4.84 -2.71 -1.85 2.06 -4.4 -4.6 -3.54 -1.16 -0.07 -4.65 -3.14 -1.6 0.77 5.71 8.71 6.91 12.69 15.37 0 2000 2001 2002 2003 2004 2005 2006E East 1.93 2.24 2.41 2.61 2.78 3.1 3.15 0.15 Creating Shareholder Value 10/31/00 - 11/30/06 Assumes dividend reinvestment Source: Bloomberg S&P 500 9% EXC 145% UTY 68% Total Return 2000 - 2005 average annual operating EPS growth is ~10%. Six-year total return exceeds 145%. (1) See appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS (2) 5-yr growth rate; calculated using 2000 Operating EPS of $1.93/share as base year (3) Revised 2006 Operating EPS Guidance (9/27/06) from $3.00 - $3.30/share ~10% Average Annual Growth(1) (2) Operating Earnings per Share

Exelon's Strategic Direction Protect Today's Value Deliver superior operating performance Keep the lights on Continue nuclear excellence Support competitive markets Maintain/bolster PJM Step up advocacy Encourage market-based new entry Enhance auction construct Participate in competitive new entry Protect the value of our generation Optimize the generation portfolio Hedge market risk appropriately Build healthy, self-sustaining delivery companies ComEd - fight rate freeze legislation, seek long-term peace and drive path to financial health PECO - maintain performance and prepare for 2011 transition to market Grow Long-Term Value Take the organization to the next level of performance Foster positive employee relations Require accountability for results and values Acquire, develop and retain key talent Continuously improve productivity Align our financial management policies with the changing profile of our company Rigorously evaluate new growth opportunities Generation Transmission Distribution Advance an environmental strategy that leverages our carbon position +

1998 2004 2005 2006 YTD Nov ComEd 2.21 1.24 1.2 1.43 PECO 1.42 1.05 1.07 1.67 Energy Delivery 1.09 Run the nuclear fleet at world-class levels Keep the lights on and the gas flowing Fewer Interruptions (Frequency) Capitalize on environmental leadership and clean nuclear energy 2000 2001 2002 2003 2004 2005 Exelon 91.1 93.3 92.7 92.7 93.4 93.5 Industry 89.2 90.7 90.7 90.3 90.7 90.2 Nuclear Capacity Factor (2 Yr Avg) Value Driven Operations

10/31/2000 11/30/2000 12/29/2000 1/31/2001 2/28/2001 3/30/2001 4/30/2001 5/31/2001 6/29/2001 7/31/2001 8/31/2001 9/28/2001 10/31/2001 11/30/2001 12/31/2001 1/31/2002 2/28/2002 3/29/2002 4/30/2002 5/31/2002 6/28/2002 7/31/2002 8/30/2002 9/30/2002 10/31/2002 11/29/2002 12/31/2002 1/31/2003 2/28/2003 3/31/2003 4/30/2003 5/30/2003 6/30/2003 7/31/2003 8/29/2003 9/30/2003 10/31/2003 11/28/2003 12/31/2003 1/30/2004 2/27/2004 3/31/2004 4/30/2004 5/31/2004 6/30/2004 7/30/2004 8/31/2004 9/30/2004 10/29/2004 11/30/2004 12/31/2004 1/31/2005 2/28/2005 3/31/2005 4/29/2005 5/31/2005 6/30/2005 7/29/2005 8/31/2005 9/30/2005 10/31/2005 11/30/2005 12/30/2005 1/31/2006 2/28/2006 3/31/2006 4/28/2006 5/31/2006 6/30/2006 7/31/2006 8/31/2006 9/29/2006 10/31/2006 11/30/2006 19.45295 21.09664 22.35766 19.2688 20.81642 20.99645 22.10069 21.70701 20.52275 18.08384 17.5107 14.30361 13.49222 14.30682 15.35554 15.7917 15.80454 17.02561 17.4531 17.22414 16.84095 15.79443 15.07636 15.29532 16.22914 16.16152 16.9923 16.3998 15.82663 16.34468 17.19741 18.57865 19.48896 18.72648 19.19244 20.69134 20.67505 20.14392 21.62327 21.82529 22.10483 22.7607 22.12286 22.01049 22.00388 23.06805 24.35696 24.2512 26.18786 27.5693 29.1292 29.4177 30.15563 30.6777 33.091 31.31946 34.41973 35.88825 36.13636 35.83461 34.71571 34.72238 35.45633 38.31205 38.1052 35.29619 36.09889 37.84365 37.99073 38.70602 40.765 40.47086 41.58578 40.747 Value Driven Operations Create a rewarding and challenging workplace Enhance the value of our generation Build value through disciplined financial management Market Cap ($ Billions) EXC $40B Total Projected 2007 Sales (GWh) Open South Mid Atlantic Midwest IL Ac PECO 0.067 0.075 0.122 0.368 0.149 0.219 0.067 0.075 0.122 0.368 0.149 0.219 Region

Will We Repeat the Cycle? History does not always repeat itself. Sometimes it just yells, "Can't you remember anything I told you?"... - John W. Campbell

We Must Protect Today's Value... Build healthy, self-sustaining delivery companies Protect the market value of our generation Support competitive markets Deliver superior operating performance

....And Build Long-Term Value Acquire Generation Integrated Merger / Acquisition Sell Transmission Separate Businesses Sell Generation Acquire T&D Asset Swap Financial Policy Alignment - Maximize Business Cycle Sustainability Share Repurchase Capitalize on Cleaner Power

A Time of Testing

World-Class Operations John L. Skolds President, Exelon Energy Delivery and President, Exelon Generation

Multi-Regional, Diverse Company Note: Megawatts based on Exelon Generation's ownership as of 12/31/05; excludes investments in two facilities in Mexico of 230 MWs. Generating Plants %MW Nuclear Hydro Coal Intermediate Peaker 50 5 9 7 29 Midwest Capacity Owned: 11,300 MW Contracted: 5,291 MW Total: 16,591 MW ERCOT/South Capacity Owned: 2,299 MW Contracted: 2,900 MW Total: 5,199 MW New England Capacity Owned: 542 MW Mid-Atlantic Capacity Owned: 10,958 MW Total Capacity Owned: 25,099 MW Contracted: 8,191 MW Total: 33,290 MW Electricity Customers: 1.6M Gas Customers: 0.5M Electricity Customers: 3.7M

Exelon Operations Exelon has a strong operational foundation Improving reliability across the board Generation operations T&D operations Management Model is basis for strong performance Exelon's model promotes Sound fundamentals Continuous improvement Effective cost management Consistent results

Cost Management Facing upward cost pressures Rising pension and benefit costs Aging material condition and system expansion Higher material and service costs Nuclear fuel and security costs Investing in potential new generation development Continue current cost management initiatives and prudently pursue new ones First, ensure safe and reliable operations Continue to right-size and streamline organization Assess non-operational spend Evaluate long-term options to address pension and benefit costs Timely rate recovery of delivery company spend

Exelon Generation Value Proposition Generation has a well-balanced portfolio: Large, low-cost, low-emissions, well-run nuclear fleet Complementary and flexible fossil and hydro fleet Exelon Power and Exelon Nuclear have a track record of improving asset performance Generation business is uniquely positioned to capture value through: Focusing on fundamentals of operating excellence and cost management Realizing upside from expiration of below-market contracts in Illinois and Pennsylvania Improving power market fundamentals Exelon Generation captures market opportunities and rigorously manages risk through operational and commercial excellence

Exelon Power - Reliability 2003 2004 2005 2006 YTD Nov Commercial availability 89.8 89.6 90.8 93.2 Exelon Power ensures plants are available when the market demands them Exelon Power capitalizes on market opportunities through: Short start-up times on key units Operational flexibility Improved unit reliability, heat rate and capacity Market-driven investment in plant improvements Exelon Power helps reduce risk within the portfolio by maintaining a reliable fleet Fossil Commercial Availability

Exelon Power - Integral to Portfolio Mid-Atlantic Portfolio Intermediate and peaking units complement the baseload nuclear, coal, and hydro units, meet peak demand, support outages to help serve load and reduce exposure within the portfolio Exelon Power also operates merchant assets in Texas and Massachusetts PJM Classic (MAAC) Dispatch Stack - August 2007 0 25 50 75 100 125 150 175 200 225 250 275 300 325 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Cumulative MWs Variable Operating Cost ($/MWh) PJM Classic Stack-Aug 2007 Exelon Units Aug Min Load Aug Avg Load Aug Peak Load (at 3/9/06) Delivered Gas: $9.55/MMBtu #2 Heating Oil: $13.23/MMBtu #6 Oil (1%Sulfur): $8.85/MMBtu Aug 2007 Min Load Aug 2007 Avg Load Aug 2007 Peak Load Exelon Nukes Exelon Coal Exelon #6 Oil Exelon Peakers Conowingo Balanced, flexible portfolio Sources: Exelon, Global Energy Decisions, PJM data

Exelon Power Going Forward Continue to analyze capital to ensure sound investments are being made for a reliable and flexible portfolio Continue to invest to upgrade capacity of hydro units Continue to monitor environmental legislation and ensure compliance across the fleet FGD (flue gas desulfurization) technology installation at Keystone Develop new generation Long-term electricity supply requires a broad and balanced portfolio Be ready to develop when the market sends the right signal Ensure new generation will meet new environmental standards Evaluate opportunities in competitive regions where reserve margins are dropping

Track Record of Nuclear Excellence Exelon Nuclear has implemented its Management Model in 20 units, with sustained excellent results Capacity factor is consistently high Production cost shows similar results Sustainability of Exelon Model The Exelon Nuclear model works - and is scalable 1998 1999 2000 2001 2002 2003 2004 2005 2006 Unicom 64.88140641 89.59640843 94.37956501 93.85704678 PECO 85.68843377 93.09515073 94.19145057 93.85704678 AmerGen 55.32715176 80.08022081 87.29569979 93.85704678 Exelon 93.85704678 92.71109321 93.16393546 93.56327136 93.44230558 93.9 PSEG 80.84978756 83.28743286 86.4037593 89.23563154 91.09913704 86.17144839 76.98987036 PSEG with NOSC* 76.98987036 89.05903423 92.7 * Nuclear Operating Services Contract

Superior Nuclear Operating Performance Range of Nuclear Capacity Factors (2001-2005) Sources: Platt's, Nuclear News, NRC and Department of Energy EXC 93.1% - 5-year Average Exelon Nuclear's sustained reliability is a competitive advantage

Nuclear Performance - Refueling Range of Nuclear Refueling Outage Durations (2001-2005) Source: Platt's; excludes steam generator replacement and reactor head replacement outages Exelon Nuclear's refueling excellence drives higher generation EXC 25 days

Nuclear Operating Services Contract PSEG Nuclear Operating Services Contract (NOSC) Salem and Hope Creek have demonstrated significant performance improvement under NOSC 95% November '06 YTD site capacity factor 18% improvement in capacity factor since 2004 World and site record-setting refueling outage performance 25% reduction in O&M spending since 2004 Resolution of long-standing equipment issues Returned to normal NRC oversight after 3 years of increased scrutiny "Termination Transition Period" has been invoked under terms of NOSC Orderly planned transition to terminate services and management support to PSEG PSEG exercised option for two-year transition period; has option for additional year Exelon is committed to a sustainable solution

Nuclear Going Forward Exelon's conditions for new build remain unchanged; economics must be right Recently announced intent to file Construction & Operating License (COL) in ERCOT by end of 2008 Preserves option to participate in Energy Policy Act incentives Supports NRC resource planning New nuclear designs offer improved features, passive safety systems, competitive capital costs and shorter construction times ERCOT is an attractive market for new nuclear Exelon's phased approach allows for go/no-go decisions at major funding/commitment milestones

Exelon Generation Summary Well-run generating fleet Significant nuclear cost advantage Focus on the fundamentals Well-positioned to respond to market demand Scalable management model Sustained track record of performance

ComEd - Operational Overview ComEd reliability has improved Improving trend in outage duration and frequency Challenged by distribution material condition Transmission reliability among the best in the nation System reliability in top quartile amongst peer group 1999 2005 SAIFI 1.49 1.2 1999 2005 CAIDI 138 103 Average Outage Duration Average Outage Frequency

1999 2005 SAIFI 1.76 1.07 1999 2005 CAIDI 235 98 PECO - Operational Overview PECO continues to deliver strong reliability Improving trend in outage duration and frequency Record storms in 2006 will impact that trend Transmission reliability among the best in the nation 2003-2005 Distribution reliability is top quartile amongst peer group 2006 non-storm reliability continues positive trend Average Outage Duration Average Outage Frequency

Operations Update Customer Satisfaction Exelon achieved American Customer Satisfaction Index (ACSI) Proxy 2nd quartile in 2006 First time since company was formed PECO customer satisfaction is strong and improving ComEd customer satisfaction has improved since 1999 Common customer information system will improve customer service and credit and collection management Focus on customer satisfaction

Operations Going Forward Material Condition Improvement Underground Cable Replacement, Overhead Distribution Circuits, Fire Protection Automation Distribution Sectionalizing, Philadelphia Center City Network Upgrade, Re-closers Reliability Programs Vegetation Management, Top Priority Circuits Emergency Response Mobile Dispatch, Emergency Preparedness Capacity Investment New Substations and Transmission Lines System initiatives are leading to reliability improvement

PECO - Solid Business Profile Consistently solid operational and financial results over the past five years Predictable source of earnings through remainder of transition period No plans for T&D rate increases through 2010 - will continue to monitor Full requirements contract Annual electric and gas load growth is stable and in line with historical trends Manageable capital expenditures support ongoing operations Focus on post-2010 PECO is well positioned for the remainder of the transition period

Operations Summary Strong Operational Foundation Focused on reliability and cost management Generation company: uniquely positioned to capture market opportunities through operational and commercial excellence Delivery companies: maintain operational focus and prepared for effective transitions

Appendix

Nuclear Performance - Fuel Costs Uranium market prices have increased, but Exelon is managing its portfolio Reduced uranium demand by 25% Contracting strategy protects us and ensures we are significantly below current spot market prices through 2011 Uranium is small component of total production cost Expect long-term fundamentals in $30-35 range due to new uranium production Exelon Nuclear is managing fuel costs

Enhancing the Value of Our Generation Ian McLean President, Power Team

Portfolio Management Supplemented portfolio with load following products Maintained length for opportunistic sales Used physical and financial fuel products to manage variability in fossil generation output Deployed option strategies in the Midwest and Mid-Atlantic to protect against retail load switching and price volatility Power Team manages the interaction between Exelon Generation supply and EED / market demand in order to reduce earnings risk and optimize profitability Power Team has employed a number of successful commodity hedging strategies to optimize Exelon Generation's earnings Portfolio Management Over Time % Hedged Operating Profit ($ M) % Hedged High End of Profit Low End of Profit Open Generation with Load Only Portfolio Optimization Portfolio Management

Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk *Definition Percent Financially Hedged is our estimate of the gross margin that is not at risk due to a market price drop and assuming normal generation operating conditions. The formula is: 1 - (Gross margin at the 5th percentile / Expected Gross margin). Commodity Hedging Targets Hedging reduces earnings risk created by market and portfolio uncertainties Link program requirements to: Future cash requirements: capital expenditures, debt payments Credit objectives Value return policy Consider various sources of risk Market, Credit, Operational Target Financial Hedge* Range Target Financial Hedge* Range Target Financial Hedge* Range Prompt Year Second Year Third Year 90% - 98% 70% - 90% 50% - 70%

Total (Annual) Portfolio Characteristics Expected Total Supply Expected Total Sales 2006 2007 Nuclear 139300 139750 Fossil & Hydro 31900 37500 Forward / Spot Purchases 29350 7300 GWh The transition to power procurement auctions places more emphasis on hedging and risk management, but allows Exelon Generation to capture the full market value of its generation portfolio 2006 2007 PECO Load 39800 40500 2006: ComEd Load, 2007: ComEd & Ameren Auction 79100 27450 Actual & Expected Forward Hedges 71900 104200 Open Position (Full Year) 9750 12400 Estimated sales to ComEd & Ameren via Illinois auction GWh 2007 position is projected as of end of 2006

Illinois Auction Results Timeline Sept 5: Descending clock auction competitive bidding process began Sept 15: ICC approved the results of the fixed price auction Dec 6: ICC released results and report on the auction process Jan 2008: Next auction held Overall Results 21 registered bidders, with 16 companies winning fixed-price tranches Exelon Generation Results ICC Staff's report concluded that the "auction was conducted in a transparent, equitable, and highly professional manner consistent with both the Commission orders in the Procurement Docket and the Auction Rules" Load Recipient ComEd ComEd ComEd Ameren Auction Product CPP A-17 CPP B-29 CPP B-41 BGS LFP-17 Start Date Jan 1, 2007 Jan 1, 2007 Jan 1, 2007 Jan 1, 2007 End Date May 31, 2008 May 31, 2009 May 31, 2010 May 31, 2008 Duration 17 months 29 months 41 months 17 months Tranches Won 1 38 89 10 Clearing Price ($/MWh) $90.12 $64.00 $63.33 $84.95

Total Portfolio Revenue Net Fuel Load Nuclear & Hedges Other Supply Total 2006 -1200 5700 400 4900 2007 -950 6950 700 6700 2007 2006 Legend Total Portfolio Revenue Net Fuel Increase ('06-'07): ~$1,800M + $250M + $1,250M + $300M Expiration of below market ComEd PPA offset by higher cost-to-serve PECO PPA Improved nuclear performance and higher power prices Includes: South, New England, & Exelon Energy, and all non-nuclear supply in Midwest & Mid Atlantic +1,800M ($ M, pre-tax) Based on prices as of 9/14/06

Enhancing the Value of Our Generation Power Team optimizes the value of Exelon Generation's portfolio by utilizing its core strengths: Industry Experience Financial Discipline Market Knowledge Teamwork Processes Power Team creates value by protecting the portfolio against downside risk, while capturing the upside and translating operational excellence into earnings

Appendix

2006 2007 Nuclear 90700 91500 Coal 9000 10000 Forward/Spot Purchases & Other Generation 14900 2100 Midwest Portfolio Characteristics 2006 2007 ComEd Load 79100 0 ComEd and Ameren Auction Load 0 27450 Actual and Expected Forward Hedges 31400 67950 Open Position (Full Year) 4100 8200 Expected Midwest Supply Expected Midwest Sales GWh GWh Note: 2007 position is projected as of end of 2006

Mid-Atlantic Portfolio Characteristics 2006 2007 Nuclear 48600 48250 Fossil & Hydro 11500 12150 Forward / Spot Purchases 8750 5850 2006 2007 PECO Load 39800 40500 Actual & Expected Forward Hedges 25100 22450 Open Position (Full Year) 3950 3300 Expected Mid-Atlantic Supply Expected Mid-Atlantic Sales GWh GWh Note: 2007 position is projected as of end of 2006

South Portfolio Characteristics 2006 2007 Generation 10800 13600 Forward / Spot Purchases 6300 1100 2006 2007 Actual & Expected Forward Hedges 15400 13800 Open Position (Full Year) 1700 900 Expected South Supply Expected South Sales GWh GWh Note: 2007 position is projected as of end of 2006

Midwest Revenue Net Fuel Load Nuclear & Hedges Other Supply Total 2006 -750 3250 -50 2450 2007 0 4000 50 4050 2007 2006 Legend Midwest Revenue Net Fuel Increase ('06-'07): ~$1,600M Expiration of below market PPA Improved nuclear performance and higher power prices +$750M +$750M +$100M +$1,600M ($ in millions, pre-tax) Based on prices as of 9/14/06

Mid-Atlantic Revenue Net Fuel Load Nuclear & Hedges Other Supply Total 2006 -450 2450 450 2450 2007 -950 2950 650 2650 2007 2006 Legend Mid-Atlantic RNF Increase ('06-'07): ~$200M ($500M) + $500M + $200M Higher prices / increased cost-to-serve Improved Nuclear performance and higher power prices +200M ($ in millions, pre-tax) Based on prices as of 9/14/06

South Revenue Net Fuel Generation & Hedges Total 2006 -45 -45 2007 -55 -55 2007 2006 Legend Total Portfolio RNF Decrease ('06-'07): ~($10)M ($10M) Higher spark spreads offset by roll-off of income from the TXU toll agreement ($10M) ($ in millions, pre-tax) Based on prices as of 9/14/06

Overall Illinois Auction Results ComEd (CPP) ComEd (CPP) ComEd (CPP) ComEd (CPP) Ameren (BGS) Ameren (BGS) Ameren (BGS) Ameren (BGS) 0 - 400 kW 0 - 400 kW 0 - 400 kW 400 kW - 3 MW 0 - 1 MW (Month) 0 - 1 MW (Month) 0 - 1 MW (Month) > 1MW Month: B-17 B-29 B-41 A-17 Total FP-17 FP-29 FP-41 LFP-17 Total Grand Total Ameren Energy 0 6 15 15 10 46 46 AEP 3 5 8 2 2 10 Connectiv 6 1 3 10 0 10 Constellation 3 22 25 10 18 12 40 65 DTE 3 4 3 10 3 3 13 Dynegy 0 24 4 28 28 Edison Mission 19 22 41 0 41 Energy America 4 4 0 4 ExGen 38 89 1 128 10 10 138 FPL 6 9 15 0 15 J. Aron & Co. 15 10 25 5 5 30 JP Morgan 27 4 1 32 7 7 39 Morgan Stanley 6 37 43 3 3 46 PPL 6 6 2 14 0 14 Sempra 8 8 0 8 WPS 3 3 0 3 14 winning bidders for the ComEd products and 9 winning bidders for the Ameren products Exelon Generation won up to the 35% load cap for the ComEd products Source: NERA Economic Consulting, December 2006

Reliability Pricing Model (RPM) Update Timeline: September 29th: RPM settlement reached in principle by the significant majority of parties and subsequently filed with FERC December 22nd: FERC ruling expected June 2007: Implementation by PJM Key features of settlement: 3-year forward capacity procurement through an auction Locational markets Demand curve Benefits to Exelon Generation: Locational markets in the East More consistent, predictable and transparent forward capacity prices Generators (including Exelon Generation) are poised to benefit from the implementation of PJM's Reliability Pricing Model

Market implied heat rate NYMEX Historic Fwd. Gas Power Team utilized put options in power and natural gas to smoothly transition to the load auction. The recent increase in market implied heat rates enhanced the value of our gas hedge. Commodity Hedging Example

PJM West Hub PJM NI Hub Source: OTC quotes and electronic trading systems. 4/19: $73.94 4/19: $53.59 9/28: $56.81 9/25: $43.01 2007 Around-the-Clock Historical Forward Prices 11/30/06

Current Market Prices 2004 and 2005 are actual settled prices. Real Time LMP (Locational Marginal Price) Next day over-the-counter market Average NYMEX settle prices 2006 information is a combination of actual prices through November 30, 2006 and market prices for the balance of the year 2007 and 2008 are forward market prices as of November 30, 2006

Exelon Generation

New Construction



Break Even Price in 2007 $
Energy / Capacity ($/MWh)
POLR Price ($/MWh)
80
70
60
50
40
30
20
10
0
120
100
80
60
40
20
0
Variable Cost
Fixed Cost
2007 Forward (1)
2006 Est. Price (2)
Nuclear
Coal
Integrated Gasification Combined Cycle
Combined Cycle Gas Turbine

Nuclear	Coal	Integrated Gasification Combined Cycle	Combined Cycle Gas Turbine
1,500 Net MWe	500 Net MWe	590 Net MWe	512 Net MWe
93% Capacity Factor	85% Capacity Factor	79% Capacity Factor	85% Capacity Factor
~$2,100 / kWe	~$2,119 / kWe	~$2,175 / kWe	~$758 / kWe
$4.50 / MWh Fuel	$2.53 / MMBTU Fuel	$2.53 / MMBTU Fuel	$11.40 / MMBTU Fuel
~3 years to Permit	~2 years to Permit	~3 years to Permit	~2 years to Permit
~5 years to Construct	~3 years to Construct	~4 years to Construct	~2 years to Construct
Tech. Readiness: Low	Tech. Readiness: High	Tech. Readiness: Low	Tech. Readiness: High

Global Assumptions: Costs include carbon capture; 40-year plant life; 9% after-tax weighted avg. cost of capital; 40% tax rate; 3% cost escalation. Fixed costs include fixed O&M, capital, and return on capital. Variable costs include variable O&M, fuel and emissions costs. Fuel assumptions are IL #6 (coal) and ComEd City Gate (gas). POLR price assumed to be 1.35 x energy + capacity (equivalent to 1.5 x energy only) for base-loaded plants.

(1) PJM NiHub forward for Cal 2007 ATC ($46.37 / MWh on 11/30/06).

(2) 2006 estimated price is a combination of actual ATC prices for PJM NiHub through 11/30/06 and forward market prices for the balance of the year ($42.39/MWh).

20

J. Barry Mitchell President, ComEd ComEd Update

Key Messages In 2007, ComEd becomes a "wires-only" business with power cost pass through - transition is challenging Auction process approved and implemented for electricity supply In the absence of appropriate rate recovery, significant investment in the delivery infrastructure and increased operating costs will result in weak financial outlook for 2007 Price increases after nearly 10-year freeze have resulted in varied reactions - company has offered phase-ins, some opponents have suggested rate freeze Near-term strategy is to Maintain operational performance Seek rate recovery of investments in delivery system and increased costs Vigorously oppose adverse legislation Maintain procurement cost pass-through model Longer term, regulatory strategy to improve cost recovery and minimize regulatory lag will be implemented to return to traditional utility returns

Transitioning from vertically integrated structure with an extended rate freeze to a regulated distribution-only utility while maintaining ComEd's short-term and long-term stand-alone financial viability requires three overlapping phases: Develop and approve structures to pass through supply costs Procurement case pursued and approved Auction run in September 2006 Risks of achieving pass through still remain ComEd CARE Plan to solidify regulatory framework Re-establish revenue level commensurate with current spend Traditional distribution case filed in 2005 for rates effective January 2007 Next distribution case to be filed in Spring 2007 that establishes revenues closer to current spend Recover costs necessary for ComEd financial health and service reliability Establish new regulatory environment with minimal regulatory lag and transparent business Maintaining an auction and a wires- only company will take constant vigilance Achieving timely cost recovery may require revised regulatory model Phase I 2004 - 2006+ Phase II 2005 - 2008 Phase III 2006 - 2008+ Regulatory Plan Summary

Important ComEd Milestone: Purchased Power Cost Recovery IL Commerce Commission (ICC) authorized recovery of purchased power costs in the Distribution Case Rate Order - July 2006 Illinois auction results approved - September 2006 Culmination of nearly 3-year process to approve procurement methodology 16 winning suppliers in the auction Suppliers were limited to winning no more than 35% of each section of the auction ComEd has entered into contracts with winning suppliers Resulted in customer rates lower than those in 1995

Distribution Case Update ICC July 2006 Order: $8M increase Administrative Law Judges' (ALJs') Proposed Order: $164M ComEd's request: $317M Due to ICC Order, ComEd and Exelon recorded after-tax impairment charge to goodwill of $776M in 3Q06 On August 30, ICC voted 5-0 to grant key elements of ComEd's rehearing request (ICC has 150 days to complete rehearing process) Key issues on rehearing: ICC order anticipated by year-end Administrative & General Expenses $62.0M Pension Asset $25.4 - $34.6M Common Equity Ratio $17.0M ROE $5.4M Total $109.8 - $119.0M

Residential Rate Stabilization Case Update On August 29, ComEd submitted modified plan that ICC Staff supports: For residential customers, "10/10/10" caps 2007 to 2009; deferral recovery 2010 to 2012 with 6.5% annual carrying charge Optional phase-in plan (residential customers may "opt-in" through August 22, 2007) On October 25, ALJ recommended ICC approval of ComEd's plan ICC decision anticipated in December 2006 Recent legislative proposals that include alternative phase-in plans may have an impact on timing or nature of ICC decision

Legislative Update In October, IL House Speaker requested special session to try to enact a 3-year rate freeze extension November veto session provided additional opportunity Three-year freeze legislation was passed by House Electric Oversight Committee, but did not receive necessary 3/5 vote in House Other versions of freeze legislation were proposed with various extension time periods Senate President proposed compromise rate phase-in plan Residential customers only, mandatory plan; rate caps would allow for increases of 7% in 2007, an additional 7% in 2008, and an additional 8% in 2009 with no carrying charges on deferred costs Proposed legislation was passed by Senate with required 3/5 vote, but has not been called for vote by House Issues may carry on into January and the Spring legislative session Implications of a rate freeze extension (if proposed legislation were enacted and upheld) ComEd would pay substantially more for its purchased power and operating costs than it would be allowed to collect Would result in a significant cash flow deficit which would ultimately drive ComEd into insolvency and bankruptcy

If Freeze Legislation Passes, ComEd Would Aggressively Pursue Legal Remedies Challenge the law on constitutional grounds by seeking injunction ComEd will decide course of action and has choice of forum for challenge Federal court; followed by bankruptcy, if necessary Bankruptcy court Strong legal case in either forum ComEd constitutionally entitled to recover just and reasonable costs; ICC found rates just and reasonable Law violates Takings Clause of U.S. Constitution - the law takes ComEd's property without just compensation If law is enjoined, ICC-approved rates go into effect

Future Rate Cases A transmission rate case is anticipated to be filed with FERC in early 2007 with rates effective later in 2007 Increase request driven by major transmission project - West Loop TSS (approximately $325 million investment) Increase to total customer bill likely to be less than 1% Distribution rate case is anticipated to be filed with ICC in 2nd quarter 2007 with rates to be effective in 2008 Increase request to recover costs based on 2006 test year with proforma adjustments for capital expenditures (previous delivery rate case was based on 2004 test year data) Alternative frameworks for future rate cases will be explored including Formula rates Riders or trackers Future test years Indexed rates

Appendix

Adding Value for Illinois Consumers 10 Year Price Trends (in % price increases 1996 - 2006) Sources: 10-Year Price Trends: CPI, City Average for all Urban Consumers, Dept of Labor, Bureau of Labor Statistics Electricity Rates in Major Cities: Edison Electric Institute (EEI) -- Typical Bills and Average Rates Report, Winter 2006, pp. iii - iv Analysis represents the top 10 largest metropolitan areas served by investor-owned utilities (excluding Houston and Dallas) CenterPoint Energy and TXU did not participate in the EEI study Electricity Rates in Major Cities (2005 Residential Rates, in cents per kWh) Gasoline Utility (piped) gas Medical Care Fruits and Vegetables Rent Bread Public Transportation ComEd (Today) ComEd (22% Increase) Average Rate (excl. ComEd): 11.9 cents

2004 & Q1-Q2 2005 8/31/05: Distribution case filed 2/25/05: Procurement case filed Rates frozen since 1997 and subsequently reduced 20%. ComEd's mitigation proposal would ease residential customers' transition to cost-based rates. New rates effective January 2, 2007 12/16/05: FERC confirms auction meets its principles 1/11-5/4/06: Legislative session 1/24/06: ICC votes 5-0 for reverse auction 9/14/06: Auction results approved ComEd Regulatory History and Calendar 6/8/06: ALJ proposed order 8/30/06: ICC voted to rehear certain issues; Order anticipated year-end Q3-Q4 2005 Q1-Q2 2006 Q3-Q4 2006 Veto session: 11/14-16 & 11/28-30; last days of session 1/7-1/9/2007 Dec '04: Post-'06 Final ICC Staff Report supported auction process Procurement Case Distribution Case Legislative Session 5/23/06: Stabilization case filed 10/25/06: ALJ Order recommended modified plan Residential Rate Stabilization Case Dec.: ICC order expected 7/26/06: ICC order issued

ComEd - Rate Case Summary While the Administrative Law Judges' (ALJs') Proposed Order provided for a revenue increase of $164M compared to ComEd's original request of $317M, the ICC Order provided for only an $8M increase ($ in millions) Revenue Requirement Revenue Increase Original request $1,895 $317 Final position - ComEd brief $1,857 ($38) ROE @ 10.045% / Capital Structure @ 42.86% equity $1,732 ($125) Pension asset $1,662 ($70) Administrative & General expenses $1,601 ($61) ComEd incentive compensation $1,591 ($10) Other ICC adjustments $1,586 ($ 5) Approved increase in distribution rate revenue $8M

Post Auction Processes Conduct Auction NERA Economic Consulting was the Auction Manager under the oversight of the ICC Staff The auction was conducted in rounds for which the Auction Manager announced a price for each product Bidders bid for number of tranches they would serve for each product at the announced prices Bidders holding final bids when auction closed were the winners On 9/12 (within 2 business days of auction close), the Auction Manager and ICC Staff issued confidential reports to the ICC On 9/14 (within 5 business days of auction close), the ICC approved the auction for fixed-price customers On 9/15 (within 5 business days of auction close), NERA announced clearing prices and winning suppliers On 9/20 (within 3 business days from the date the Auction Manager released prices and bidder names), ComEd signed Supplier Forward Contracts with winning suppliers On 9/21, ComEd filed compliance tariffs with final retail rates On 12/6, Auction Manager and ICC Staff submitted public report with winners and volumes Power flows on 1/1/07 Rates effective on 1/2/07 September 5 - 8, 2006 September 8 - January 2, 2007 ComEd - Auction Process

Illinois Auction Results

Winning Bidders:

- Ameren Energy Marketing
- American Electric Power
- Conectiv Energy Supply
- Constellation Energy Commodities
- DTE Energy Trading
- Dynegy Power Marketing
- Edison Mission Marketing & Trading
- Energy America
- Exelon Generation
- FPL Energy Power Marketing
- J. Aron & Company
- J.P. Morgan Ventures Energy
- Morgan Stanley Capital Group
- PPL EnergyPlus
- Sempra Energy Trading
- WPS Energy Services

ComEd Auction Results



$63.76/MWh
(Blended Price*)
Other Costs:
▪ Ancillary services
▪ Load shape
▪ Congestion
▪ Risk premium
▪ Capacity
~ $15
~$48 - $49
ATC Energy Price**
ComEd

* Blended price for residential and small commercial customers (the average of the three CPP-B products)

** Range of 2007 and 2008 NI Hub ATC prices over the auction bidding period (Sept. 5 – Sept. 8, 2006)

Illinois fixed priced auctions declared successful

15

PECO Regulatory Update Lisa Crutchfield Vice President, PECO Regulatory & External Affairs

Regulatory Position PA Regulatory Constructive regulatory environment Good open relations with Public Utility Commission (PUC) Provider of Last Resort (POLR) and Alternative Energy Portfolio Standard (AEPS) rulemakings are a priority for the PUC PA Legislative Senate - Republicans maintain control and new leadership in place House - Democrats take 1 seat majority on final vote count. New leadership in place Governor - Rendell reelected with strong mandate - healthy relations

Regulatory Position T&D rate cap expires at the end of 2006; no plans for T&D rate increases through 2010 - will continue to monitor Total electric rates increase 4.8% on 1/1/07 (all of the increase is in the energy rate) Expect FERC activity on transmission rate design 2007- 2009 Finalization of POLR rules and implementation of PECO plan will be a key focus area Potential for a Gas rate case

Post 2010 Planning Active participation in PUC POLR rulemaking Proposed POLR rulemaking issued December 2004 Final POLR rules by April 2008 May 2006 PUC Investigation on Rate Shock Monitor other POLR developments Pike County, Penn Power, Duquesne plans in place First Energy, PP&L filings pending Pursue workable strategies for PECO Potential AEPS early procurement Potential POLR procurement phase-in

Appendix

PECO Expected Rate Base 2007 2008 2009 2010 2011 Distribution Rate Base 2.5 2.6 2.8 2.9 3 Transmission Rate Base 0.5 0.5 0.5 0.5 0.6 Gas Rate Base 1 1.1 1.1 1.1 1.2 CTC Rate Base 3 2.4 1.7 0.9 $- Change in rate base is amortization of stranded assets offset by CapEx - Depreciation Post transition, PECO's rate base is expected to be ~$4.7 billion Transmission Gas CTC Distribution $7.0 $6.6 $6.0 $5.4 $4.7 $ in billions (as of beginning of year)

PECO Average Electric Rates 2006 2.59 0.46 2.7 4.92 2007 2.59 0.46 2.7 5.43 2008 - 2010 2.59 0.46 2.7 5.43 2011 2.59 0.46 9.09 Energy / Capacity Competitive Transition Charge Transmission Distribution 10.67¢ 11.18¢ 11.18¢ Unit Rates (¢/kWh)(1) (1) Rates increased from original settlement by 1.6% to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear Decommissioning Cost Adjustment (2) Assumes $55.08/MWh PJM West ATC price (2011) with a $7.15/MMBTU gas price at Henry Hub as of 10/3/06 per The Northbridge Group 12.14¢ Electric Restructuring Settlement Current Post Transition Projections(2) Projected 2011 rates reflect the end of PECO's transition period and the termination of the CTC +8.6% +4.8%

Disciplined Financial Management John F. Young Executive Vice President, Finance and Markets Chief Financial Officer

The Exelon Story - Value Driven Premier U.S. nuclear generator uniquely positioned to capture market opportunities through operational and commercial excellence Primary source of Exelon's value going forward ~10% average annual operating EPS growth since inception Continued strong growth trend through 2011 Strong balance sheet and financial discipline Realigning value return framework Experienced management team Predictable source of earnings through transition period; preparing for 2011 Completing the transition to a "wires-only" business with a regulatory recovery plan in place Note: See presentation Appendix for adjusted (non-GAAP) operating reconciliations to GAAP

YTD Highlights Solid financial operating EPS results Higher generation margins Strong nuclear and fossil performance Higher O&M costs ICC approved IL auction Completed ComEd ring-fencing Unfavorable ICC Rate Order YTD 2006: 5% growth in operating earnings, 11% growth in weather- normalized operating earnings compared to 2005 NOTE: See "Key Assumptions" slide in Appendix (1) See Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS (2) Excludes $0.10 per share favorable impact versus normal in 2005 and $0.03 per share unfavorable impact versus normal in 2006, based on Exelon models (3) Includes $0.12 per share favorable weather impact vs normal in 2005 and $0.03 per share unfavorable weather impact vs normal in 2006, based on Exelon models 2006 Financial Performance YTD Sep-05 YTD Sep-05 YTD Sep-06 2006 Guidance Adjusted (non-GAAP) EPS (1) Adjusted (non-GAAP) EPS (1) Operating $2.37 $2.37 $2.50 $3.15 - $3.30 Weather Normalized (2) $2.27 $2.27 $2.53 2005A Generation ComEd PECO Invisible dataset 0 3.1 3.29 3.23 0 Green 3.1 0.19 0.005 0.06 3.15 0.15 Operating EPS Guidance: $3.15 - $3.30 Generation $3.15 - $3.30 (3) PECO ComEd 2005 Actual (1) 2006 Guidance (1) $3.10 (3)

ComEd
An Exelon Company

ComEd Operating Earnings: Next Five Years

Executing ComEd's Regulatory Recovery Plan

Investment is required over the next five years to:

- Maintain the reliability of ComEd's system
- Keep pace with critical system improvements
- Meet growing customer requirements
- Improve customer service

2007 – 2011 Earnings Drivers

- ↑ Regular rate requests (minimize regulatory lag and disallowances)
- ↑ Rate base growth
- ↑ Load growth
- ↓ Legislative and regulatory risk
- ↓ Inflationary pressures

2007 Assumptions

Rate Base:	~$8.1B
Equity [3]:	~43%
ROE:	~2.0 – 3.5%

2011 Assumptions [2]

Rate base:	~$9.6B
Equity [3]:	~45%
ROE:	~10%



$510M - $530M
$65M - $125M
~$430M
2006 Guidance (1)
2007 Guidance (1)
2011 (2)

After 2007, assuming no rate freeze legislation or similar event, ComEd's earnings are expected to increase as regulatory lag is reduced over time through regular rate requests, putting ComEd on a path toward appropriate returns

NOTE: See "Key Assumptions" slide in Appendix

(1) Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS

(2) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis as we apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results

(3) Reflects equity definition provided in most recent ICC distribution rate case order (book equity less goodwill)

5

ComEd Key Issues Distribution rate case rehearing decision Residential rate mitigation plan ICC filing Pending compromise rate phase-in legislation Potential rate freeze legislation Transmission rate case filing with FERC Regulatory recovery plan implementation

PECO
An Exelon Company

PECO Operating Earnings: Next Five Years

PECO's Transition Period

- Operating earnings gradually decrease primarily due to amortization of the CTC
- CTC terminates January 1, 2011
- Post Transition Period, PECO's rate base is expected to be ~$4.7B (reflecting full amortization of stranded assets)
- Preparing for 2011 transition to market

2007 – 2011 Earnings Drivers
- ↑ Load growth
- ↓ CTC amortization
- ↓ Inflationary pressures

2011 Assumptions (2)

Rate Base:	~$4.7B
Equity:	~50%
ROE:	~10%


$400M - $420M
~$235M
2007 Guidance (1)
2011 (2)

PECO is expected to provide a predictable source of earnings to Exelon through the remainder of the transition period

NOTE: See "Key Assumptions" slide in Appendix

(1) Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS

(2) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis as we apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results

8

Exelon Generation Operating Earnings Drivers: Next Five Years Exelon Generation is poised for earnings growth over the next five years driven by the end of the IL and PA transition periods and its unique competitive position 2007 - 2011 Earnings Drivers End of PECO PPA (2011+) Market conditions - Heat rate - Capacity - Carbon Inflationary pressures Higher nuclear fuel costs 2007 Guidance (1) NOTE: See "Key Assumptions" slide in Appendix (1) Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS (2) Differences in sensitivities are largely due to differences in the amount hedged in 2007 vs 2011 $2,280M - $2,420M Market Sensitivities (2) (After-Tax $M) 2007 2011 +/- $1/mmBtu Gas $25 $390 +/- 500 Btu/KWh ATC Heat rate $35 $340 +/- $10/MW-Day Capacity $10 $50 + $10/Ton Carbon N/A $660

Valuing Exelon Generation $ Millions Revenue Net Fuel (2) O&M and Other Expenses EBITDA (3) - Hedged EBITDA (3) - Un-Hedged Hedged - 2007 Un-Hedged - 2007 (1) Mid- Atlantic $2,650 $6,700 Midwest $4,050 ($2,600) $4,100 $4,700 Un-hedged ("Open") EBITDA plus upside from unique competitive position drives Exelon Generation's value Exelon Generation's Un-Hedged EBITDA assumes that the PECO load is priced at current market prices and removes the impact of "in-the-money" hedges (prices as of 9/14/06) Exelon Generation's estimated total Revenue Net Fuel of $6,700M reflects the Midwest, Mid-Atlantic, South and Other Includes Nuclear Fuel Amortization; Refer to Appendix for a reconciliation of Net Income to EBITDA Exelon Generation's Competitive Position Large, low-cost, low-emissions, exceptionally well-run nuclear fleet Complementary and flexible fossil and hydro fleet Improving power market fundamentals (heat rates and capacity values) Potential carbon restrictions

2006 2007 HoldCo -0.075 -0.13 0 ExGen 1.9 3.5 0 PECO 0.625 0.625 0 ComEd 0.775 0.15 0 $3.15 - $3.30 $0.75 - $0.80 $0.60 - $0.65 $1.85 - $1.95 $0.60 - $0.65 $3.40 - $3.60 $4.00 - $4.30 $0.10 - $0.20 2006 Operating EPS Guidance (1) 2007 Operating EPS Guidance (1) $ / Share ComEd PECO ExGen HoldCo $0.60 - $0.63 NOTE: See "Key Assumptions" slide in Appendix (1) Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS (2) See "2006 - 2007 Exelon Earnings Guidance" slide in Appendix 2007 - 2011 Exelon Generation ComEd PECO Exelon is expected to see robust earnings growth over next five years driven by Exelon Generation and ComEd's recovery 2006 - 2007 Exelon Generation ComEd PECO Operating EPS (1): $4.00 - $4.30 per share GAAP EPS (2): $4.10 - $4.40 per share 2007 Earnings Guidance

Strategic Policy Alignment Exelon's financial policies are aligned for its changing business mix Spending Plans Growth Plans Capital Structure Liquidity Risk Controls Commodity Hedging NOTE: See "Key Assumptions" slide in Appendix (1) Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS Composition of Earnings 2002 2003 2004 2005 2006 Est.* 2007 Est.* Exelon Generation 0.58 0.78 0.93 1.57 1.86 3.41 PECO 0.7 0.65 0.69 0.76 0.61 0.6 ComEd 1.13 1.18 1.16 0.77 0.76 0.14 $2.41 $2.61 $2.78 $3.10 $3.15 - $3.30 $4.00 - $4.30 2002 2003 2004 2005 2006 Est. (1) 2007 Est. (1)

Value Return Framework After meeting commitments and analyzing value creation opportunities, free cash flow and/or balance sheet capacity can be used to return value to shareholders Less Equals Maintenance Capital and Committed Dividends Free Cash Flow before Dividends and CapEx Strengthen Balance Sheet / Increase Financial Flexibility Invest in Growth Available Cash and Balance Sheet Capacity Return Value via Share Repurchases, Increased Dividends Monetize

Value Return Policy Exelon's changing composition of earnings warrants a new value return policy Existing dividend policy based on a business mix in which the regulated utilities contributed a larger share of earnings Existing share repurchase program designed solely to offset dilution from shares issued under Exelon's incentive compensation plans Base dividend established at $1.76 per share starting Q1 2007, a 10% increase over the current dividend (1) Future dividends are subject to declaration by the Board of Directors The new policy: Establishes a base dividend that is anticipated to grow modestly over time (1) Will return excess cash and/or balance sheet capacity through share repurchases After funding maintenance capital and committed dividends In the absence of higher value-added growth opportunities Maintains appropriate credit metrics on a prospective basis

2007 Projected Sources and Uses of Cash $ Millions ComEd PECO Exelon Generation Exelon (4) Cash Flow from Operations (1) $700 $1,025 $2,900 $4,900 Capital Expenditures ($1,050) ($350) ($1,350) ($2,800) Net Financing (excluding Dividend) (2) $350 ($375) $675 $525 Available Cash before Dividend $0 $300 $2,225 $2,625 Dividend (3) ($1,175) Available Cash after Dividend $1,450 Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures Net Financing (excluding Dividends) = Net cash flows used in financing activities excluding dividend paid on common stock Assumes 2007 Dividend of $1.76 per share Includes cash flow activity from Holding Company and other corporate entities

0.2 0.25 0.3 0.35 Without latest S&P Adj 13.036 9.536 6.036 3.836 With latest S&P Adj 10.036 6.336 2.636 0.336 2011 Balance Sheet Capacity (Illustrative) Exelon expects to create substantial incremental balance sheet capacity over the next five years, based on planning assumptions Potential Uses of Balance Sheet Capacity Acquisitions or other growth opportunities Future unfunded liabilities Buffer against potentially lower commodity prices Share repurchases or other value return options (1) Available Cash = Cash Flow from Operations - CapEx - Dividends +/- Net Financings. Assumes annualized dividend of $1.76 per share in 2007, growing 5% annually; actual amounts may vary (2) Assumes regulatory recovery plan at ComEd (3) See FFO Calculation and Ratios definitions in Appendix. Adjusted FFO / Debt includes: debt equivalents for purchased power agreements, unfunded pension and other postretirement benefits obligations, capital adequacy for energy trading, and related imputed interest S&P "BBB" Target Range Unadjusted FFO / Debt (2) Adjusted FFO / Debt (2) (3) Available Cash ($ B) (1) (2) 2011 FFO / Debt (Forecasted) (3)

Creating Shareholder Value Strong financial and operating performance in 2006 Uniquely positioned generation business, driving continued strong growth through 2011 Managing the transition to competitive markets in Illinois and Pennsylvania Executing regulatory recovery plan to put ComEd on a path toward appropriate returns and solid credit metrics Financial policies aligned with changing composition of earnings Increasingly strong cash flows and balance sheet Committed to returning substantial cash to shareholders through new value return policy, while maintaining financial flexibility

Appendix - Financial and Operational Statistics

Key Assumptions 2005 Actual 2006 Est. 2007 Est. Nuclear Capacity Factor (%)(1) 93.5 93.8 94.0 Total Genco Sales Excluding Trading (GWhs) 194,337 200,550 184,550 Total Sales to Energy Delivery (GWhs) 121,961 118,900 40,500 Total Market and Retail Sales (GWhs)(2) 72,376 81,650 144,050 Henry Hub Gas Price ($/mmBtu) 8.85 6.50 8.00 PJM West Hub ATC Price ($/MWh) 60.92 51.60 59.50 Tetco M3 Gas Price ($/mmBtu) 9.67 7.10 9.00 PJM West Hub Implied ATC Heat Rate (MWh/mmbtu) 6.30 7.30 6.60 NI Hub ATC Price ($/MWh) 46.39 40.80 44.00 Chicago City Gate Gas Price ($/mmBtu) 8.41 6.30 7.60 NI Hub Implied ATC Heat Rate (MWh/mmbtu) 5.52 6.50 5.80 PJM East Capacity Price ($/MW-day) 0.13 1.20 44.30 PJM West Capacity Price ($/MW-day) 0.13 1.20 16.60 Electric Volume Retention (%) PECO 95 98 98 ComEd 79 76 53 Electric Delivery Growth (%)(3) PECO 0.9 0.9 0.9 ComEd 1.3 0.2 1.3 Effective Tax Rate (%)(4) 37.5 37.5 37.0 Excludes Salem 2007 estimate includes Illinois Auction Sales Weather-normalized retail load growth Excludes results related to investments in synthetic fuel-producing facilities Notes: 2005 prices are average for the year 2006 prices reflect observable prices as of September 30, 2006 2007 prices reflect observable prices as of September 14, 2006

ComEd 2007 Operating EPS 2006 EPS RNF O&M Depreciation / Amortization Interest Expense Other 2007 EPS Guidance Ghost $- 0.25 0.17 0.17 0.13 0.13 $- Bar Lo 0.76 0.53 0.08 0.02 0.06 0.01 0.1 Range 0.03 $- $- $- $- $- 0.09 As a "wires-only" company, ComEd is expected to earn less on an operating basis in 2007 than in prior years due to the end of the transition period in Illinois and related transition revenues. The unfavorable ICC Order in the Distribution Case and continued regulatory lag further reduces ComEd's 2007 earnings 2006 Guidance (2) RNF O&M Depreciation / Amortization Interest Expense Other $0.10 - $0.20 $65M - $125M $0.75 - $0.80 $510M - $530M $(0.53) $(0.08) $0.02 $(0.06) 2007 Guidance (2)(3) NOTE: See "Key Assumptions" slide in Appendix (1) Variance driven by non-recurring credit in 2006 (2) Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS (3) Reflects 7/26/06 ICC Distribution Case Order $0.01 Recovery of Manufactured Gas Plant cost - ($0.04) (1) Inflation - ($0.02) Pension & benefits - ($0.02)

2006 EPS Weather RNF O&M Depreciation / Amortization Other 2007 EPS Guidance Ghost $- 0.64 0.67 0.71 0.64 0.61 $- Bar 0.61 0.03 0.04 0 0.07 0.03 0.61 Range 0.04 $- $- $- $- $- 0.04 PECO's operating earnings are expected to decrease slightly from 2006 to 2007 primarily due to the CTC amortization 2006 Guidance (1) 2007 Guidance (1) $0.60 - $0.65 $410M - $440M $(0.07) $0.04 $0.00 $(0.03) $0.60 - $0.65 $400M - $420M RNF O&M CTC Amortization / Depreciation Other (2) PECO 2007 Operating EPS NOTE: See "Key Assumptions" slide in Appendix Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS Variance primarily driven by non-recurring credits in 2006 $0.03 Weather Storms - $0.03 Inflation - ($0.01) Pension & benefits - ($0.01) Other O&M - ($0.01)

Exelon Generation 2007 Operating EPS 2006 EPS RNF O&M Other 2007 EPS Guidance Ghost $- 1.92 3.48 3.48 $- Bar 1.85 1.71 0.15 0.05 3.41 Range 0.1 $- $- $- 0.21 Earnings growth is driven by the expiration of the below-market ComEd PPA, favorable market conditions, and a contractual price increase in the PECO PPA 2006 Guidance (1) 2007 Guidance (1) $1.85 - $1.95 $1,250M - $1,320M $1.71 $(0.15) $0.05 $3.40 - $3.60 $2,280M - $2,420M RNF O&M Other NOTE: See "Key Assumptions" slide in Appendix (1) Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS Inflation - ($0.06) Pension & benefits - ($0.05) Texas Construction & Operating License - ($0.03) Nuclear security - ($0.02) Fewer refueling outages - $0.03 Other O&M - ($0.02) Market Sensitivities (After-Tax $M) 2007 +/- $1/mmBtu Gas $25 +/- 500 Btu/KWh ATC Heat Rate $35 +/- $10/MW-Day Capacity $10

Exelon.

Projected 2007 Key Credit Measures

		With PPA & Pension / OPEB (1)	Without PPA & Pension / OPEB	S&P Credit Ratings (2)	"BBB" Target Range (3)
Exelon Cons:	FFO / Interest	4.8x	6.2x	**BBB**	3.2x – 4.5x
	FFO / Debt	24%	32%		20% – 30%
	Rating Agency Debt Ratio Adjusted Book Debt Ratio: 58%	74%	68%		55% – 45%
Generation:	FFO / Interest	8.2x	15.3x	**BBB+**	3.5x – 5.5x
	FFO / Debt	47%	98%		25% – 40%
	Rating Agency Debt Ratio Adjusted Book Debt Ratio: 35%	58%	37%		52% – 42%
ComEd:	FFO / Interest	2.4x	2.6x	**BBB**	3.5x – 5.5x
	FFO / Debt	9%	11%		25% – 40%
	Rating Agency Debt Ratio Adjusted Book Debt Ratio: 43%	66%	59%		52% – 42%
PECO:	FFO / Interest	3.9x	4.1x	**A-**	2.5x – 3.5x
	FFO / Debt	15%	15%		12% – 20%
	Rating Agency Debt Ratio Adjusted Book Debt Ratio: 53%	58%	55%		62% – 52%

Exelon's balance sheet is strong

Notes: Exelon, ComEd and PECO metrics exclude securitization debt. See last page of Appendix for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP

(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits (OPEB) obligations, and capital adequacy for energy trading. Debt is imputed for estimated pension and OPEB obligations by operating company

(2) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 11/30/06

(3) Based on S&P Business Profiles: 7 for Exelon, 8 for Generation and ComEd, and 4 for PECO

25

FFO Calculation and Ratios FFO Calculation Net Income Add back non-cash items: + Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest + Change in Deferred Taxes + Gain on Sale and Extraordinary Items - Transition Bond Principal Paydown = FFO FFO Interest Coverage FFO + Adjusted Interest Adjusted Interest Net Interest Expense (Before AFUDC & Cap. Interest) - Transition Bond Interest Expense + 6% of Present Value (PV) of Operating Leases + Interest on imputed debt related to PV of Purchased Power Agreements (PPA), unfunded Pension and Other Postretirement Benefits (OPEB) obligations, and Capital Adequacy for Energy Trading (2) = Adjusted Interest FFO Debt Coverage FFO Debt Coverage FFO Debt Coverage FFO Adjusted Debt (1) Adjusted Debt (1) Adjusted Debt (1) Debt: Debt: Debt: + LTD + LTD + LTD + STD + STD + STD - Transition Bond Principal Balance - Transition Bond Principal Balance - Transition Bond Principal Balance Add off-balance sheet debt equivalents: Add off-balance sheet debt equivalents: Add off-balance sheet debt equivalents: + A/R Financing + A/R Financing + A/R Financing + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + Capital Adequacy for Energy Trading (2) + Capital Adequacy for Energy Trading (2) + Capital Adequacy for Energy Trading (2) = Adjusted Debt = Adjusted Debt = Adjusted Debt Debt to Total Cap Debt to Total Cap Adjusted Book Debt Rating Agency Debt Total Adjusted Capitalization Rating Agency Capitalization Debt: Adjusted Book Debt + LTD + Off-balance sheet debt equivalents (2) + STD - Transition Bond Principal Balance = Adjusted Book Debt = Rating Agency Debt Capitalization: Total Adjusted Capitalization + Total Shareholders' Equity Goodwill + Preferred Securities of Subsidiaries + Off-balance sheet debt equivalents (2) + Adjusted Book Debt - Equity adjustment for unfunded pension and OPEB obligations = Total Adjusted Capitalization = Total Rating Agency Capitalization Note: FFO and Debt related to non-recourse debt are excluded from the calculations (1) Use current year-end adjusted debt balance (2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital Adequacy for Energy Trading

Appendix - GAAP EPS Reconciliation

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP EPS Reconciliation Nine Months Ended Sep. 30, 2006 and 2005 2005 GAAP Reported EPS $2.60 Mark-to-market (0.11) Investments in synthetic fuel-producing facilities (0.11) Charges related to proposed merger with PSEG 0.02 Reduction in severance reserves (0.01) 2005 financial impact of Generation's investment in Sithe (0.02) 2005 Adjusted (non-GAAP) Operating EPS $2.37 2006 GAAP Reported EPS $1.48 Mark-to-market (0.11) Investments in synthetic fuel-producing facilities 0.08 Charges related to proposed merger with PSEG 0.09 Severance charges 0.02 Nuclear decommissioning obligation reduction (0.13) Recovery of debt costs at ComEd (0.08) Impairment of ComEd's goodwill 1.15 2006 Adjusted (non-GAAP) Operating EPS $2.50

GAAP Earnings Reconciliation Year Ended December 31, 2005 (in millions) ComEd PECO ExGen Other Exelon 2005 GAAP Reported Earnings (Loss) $(685) $517 $1,098 $(7) $923 Mark-to-market - - 10 - 10 Investments in synthetic fuel-producing facilities - - - (81) (81) Charges related to proposed merger with PSEG 2 12 4 - 18 Severance (6) 1 1 - (4) Impairment of goodwill at ComEd 1,207 - - - 1,207 2005 financial impact of Generation's investment in Sithe - - (18) - (18) Cumulative effect pursuant to adopting FIN 47 9 3 30 - 42 2005 Adjusted (non-GAAP) Operating Earnings $527 $533 $1,125 $(88) $2,097

GAAP EPS Reconciliation Year Ended December 31, 2005 ComEd (1) PECO (1) ExGen (1) Other (1) Exelon (1) 2005 GAAP Reported Earnings (Loss) Per Share (2) $(1.02) $0.76 $1.62 $(0.01) $1.36 Mark-to-market - - 0.02 - 0.02 Investments in synthetic fuel-producing facilities - - - (0.12) (0.12) Charges related to proposed merger with PSEG - 0.02 0.01 - 0.03 Impairment of goodwill at ComEd 1.78 - - - 1.78 2005 financial impact of Generation's investment in Sithe - - (0.03) - (0.03) Cumulative effect pursuant to adopting FIN 47 0.01 0.01 0.04 - 0.06 Share differential (2) 0.01 - - - - 2005 Adjusted (non-GAAP) Operating Earnings Per Share $0.78 $0.79 $1.66 $(0.13) $3.10 (1) Amounts shown per Exelon share. (2) ComEd's GAAP loss per Exelon share is calculated using Exelon's basic shares. Exelon's GAAP Earnings Per Share is calculated using Exelon's diluted shares. ComEd's operating earnings per Exelon share is calculated using Exelon's diluted shares. As a result, amounts may not add across.

2006 - 2007 Exelon Earnings Guidance Exelon's outlook for 2006 - 2007 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: mark-to-market adjustments from non-trading activities; investments in synthetic fuel-producing facilities; certain costs associated with the terminated merger with PSEG (2006 only); significant impairments of intangible assets, including goodwill; significant changes in decommissioning obligation estimates; certain severance and severance-related charges; 2006 does not include any impact of the ICC's July 26 order rehearing process in the fourth quarter of 2006; losses on extinguishments of long-term debt to be recovered by ComEd as approved in the July 26 ICC rate order; and other unusual items, including any future changes to GAAP GAAP Guidance excludes the impact of unusual items which the Company is unable to forecast, including any future changes to GAAP Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Net income (loss) +/- Cumulative effect of changes in accounting principle +/- Discontinued operations +/- Minority interest + Income taxes Income (loss) from continuing operations before income taxes and minority interest + Interest expense + Interest expense to affiliates - Interest income from affiliates + Depreciation and amortization Earnings before interest, taxes, depreciation and amortization (EBITDA) Reconciliation of Net Income to EBITDA

Exelon Investor Relations Contacts Inquiries concerning this presentation should be directed to: Exelon Investor Relations 10 South Dearborn Street Chicago, Illinois 60603 312-394-2345 312-394-4082 (Fax) For copies of other presentations, annual/quarterly reports, or to be added to our email distribution list please contact: Felicia McGowan, Executive Admin Coordinator 312-394-4069 Felicia.McGowan@ExelonCorp.com Investor Relations Contacts: Joyce Carson, Vice President 312-394-3441 Joyce.Carson@ExelonCorp.com JaCee Burnes, Director 312-394-2948 JaCee.Burnes@ExelonCorp.com Marybeth Flater, Manager 312-394-8354 Marybeth.Flater@ExelonCorp.com Len Epelbaum, Principal Analyst 312-394-7356 Len.Epelbaum@ExelonCorp.com